EXHIBIT 99.1
A10 Networks Reports Revenue of $57.7 Million,
Continued Strong Profitability for First Quarter of 2023

Management demonstrates durable and sustainable business model despite macro headwinds

SAN JOSE, Calif., May 4, 2023 -- A10 Networks (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its first quarter ended March 31, 2023.

First Quarter 2023 Financial Summary
• Revenue of $57.7 million, declined 7.9% year-over-year due to the impact of macro headwinds and project delays.
• GAAP gross margin of 82.3%; non-GAAP gross margin of 83.1% as a result of better product mix and continued successful navigation of short-term input cost pressures.
• GAAP net income of $4.0 million, or $0.05 per diluted share, compared with GAAP net income of $6.3 million, or $0.08 per diluted share in the first quarter of 2022.
• Non-GAAP net income of $9.9 million, or $0.13 per diluted share (non-GAAP EPS), compared with non-GAAP net income of $10.0 million, or $0.13 per diluted share in the first quarter of 2022.
• Adjusted EBITDA of $15.5 million, representing 26.8% of revenue, in line with stated business model goals and compared to adjusted EBITDA as a percent of revenue of 21.6% in the first quarter last year.
• The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable on June 1, 2023 to stockholders of record at the close of business on May 15, 2023.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“We delivered profitability that was in-line with our trended financials and revenue towards the high-end of our pre-announced results,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “We have taken proactive actions to flex our cost structure to address the headwinds we experienced at the start of the year and to better enable us to achieve our full-year earnings guidance without compromising long-term growth. Demand for our security-led solutions remains robust, but project delays from tier-one North American customers impacted our ability to deliver upon our originally targeted revenue level. Our value proposition remains intact, and orders have been delayed, but not lost to competitors. As a result, and as expected, our first quarter represents what we believe will be the low-point for the year, and we continue to believe we can achieve revenue growth that outpaces the market, and importantly, double-digit growth in 2023 full-year non-GAAP EPS.”

“A10’s strategic diversification, in terms of customer base, geographic presence and product revenue, help offset the macro-economic pockets of weakness,” continued Trivedi. “This quarter demonstrates that we are not immune from recessionary impacts, but we remain confident we can perform better than others in our peer set. Additionally, we grew our recurring revenue, which increased 10% in the first quarter, giving us greater visibility and mitigating the impact of longer sales cycles. With $145 million in cash, no debt, increasing recurring revenue and systemic diversification, we are well-positioned for continued success.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, May 4, 2023, to discuss these results. Interested parties may access the conference call by dialing (833) 470-1428 (toll-free) or (404) 975-4839 and referencing access code: 820278.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 360894.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our anticipated future financial results, quarterly dividend payments, strategy, demand, supply chain and order pattern challenges, positioning, growth and revenue and non-GAAP EPS expectations. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic on our business and the business of our customers; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 27, 2023. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense, (iii) restructuring expense and (iv) income tax effect of excluding non-GAAP items (i) to (iii) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense and (iii) restructuring expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense and (iii) restructuring expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense and (iii) restructuring expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) cyber incident remediation expense and (vi) restructuring expense.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended March 31,
	2023	2022
Revenue:
Products	$31,182	$37,045
Services	26,509	25,627
Total revenue	57,691	62,672
Cost of revenue:
Products	6,083	8,633
Services	4,133	4,206
Total cost of revenue	10,216	12,839
Gross profit	47,475	49,833
Operating expenses:
Sales and marketing	22,334	22,782
Research and development	11,665	12,887
General and administrative	7,309	6,162
Total operating expenses	41,308	41,831
Income from operations	6,167	8,002
Non-operating income (expense), net:
Interest income	973	119
Other income (expense), net	(2,218)	(632)
Non-operating income (expense), net	(1,245)	(513)
Income before provision for income taxes	4,922	7,489
Provision for income taxes	964	1,140
Net income	$3,958	$6,349
Net income per share:
Basic	$0.05	$0.08
Diluted	$0.05	$0.08
Weighted-average shares used in computing net income per share:
Basic	74,001	76,795
Diluted	75,541	79,285

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
GAAP net income	$3,958	$6,349
Non-GAAP items:
Stock-based compensation and related payroll tax	3,970	3,681
Restructuring expense	1,861	—
Cyber incident remediation expense	1,353	—
Adoption of tax-effecting non-GAAP items (1)	(1,215)	—
Total non-GAAP items	5,969	3,681
Non-GAAP net income (1)(2)	$9,927	$10,030

GAAP net income per share:
Basic	$0.05	$0.08
Diluted	$0.05	$0.08
Non-GAAP items:
Stock-based compensation and related payroll tax	0.05	0.05
Restructuring expense	0.03	—
Cyber incident remediation expense	0.02	—
Adoption of tax-effecting non-GAAP items (1)	(0.02)	—
Total non-GAAP items	0.08	0.05

Non-GAAP net income per share: (1)(2)
Basic	$0.13	$0.13
Diluted	$0.13	$0.13
Weighted average shares used in computing net income per share:
Basic	74,001	76,795
Diluted	75,541	79,285

(1)For the three months ended March 31, 2023, we adopted presenting non-GAAP net income impacted for the income tax effect of excluding non-GAAP items. The income tax effect of $1,215 thousand represents a non-GAAP profit before tax rate of 18.0%. For the three months ended March 31, 2022, the income tax effect of excluding non-GAAP items would be $1,636 thousand and non-GAAP net income adjusted for the income tax effect of excluding non-GAAP items would be $8,394 thousand, representing a $0.02 decrease in reported non-GAAP net income per share in the table above. The tax effect of $1,636 thousand represents a non-GAAP profit before tax rate of 24.9%.

(2)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$68,519	$67,971
Marketable securities	76,022	83,018
Accounts receivable, net of allowances of $78 and $32, respectively	67,007	72,928
Inventory	20,391	19,693
Prepaid expenses and other current assets	13,054	13,381
Total current assets	244,993	256,991
Property and equipment, net	22,305	19,743
Goodwill	1,307	1,307
Deferred tax assets, net	62,116	63,183
Other non-current assets	26,564	27,881
Total assets	$357,285	$369,105
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,906	$6,725
Accrued liabilities	21,410	37,183
Deferred revenue	75,729	74,340
Total current liabilities	103,045	118,248
Deferred revenue, non-current	52,769	52,652
Other non-current liabilities	15,970	17,193
Total liabilities	171,784	188,093
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 87,581 and 87,123 shares issued and 74,197 and 73,738 shares outstanding, respectively	1	1
Treasury stock, at cost: 13,384 and 13,384 shares, respectively	(134,934)	(134,934)
Additional paid-in-capital	471,341	466,927
Dividends paid	(24,248)	(19,802)
Accumulated other comprehensive income	(163)	(726)
Accumulated deficit	(126,496)	(130,454)
Total stockholders' equity	185,501	181,012
Total liabilities and stockholders' equity	$357,285	$369,105

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net income	$3,958	$6,349
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	2,106	1,844
Stock-based compensation	3,742	3,452
Other non-cash items	(169)	287
Changes in operating assets and liabilities:
Accounts receivable	5,687	12,535
Inventory	(1,522)	1,433
Prepaid expenses and other assets	1,519	(1,568)
Accounts payable	(676)	(1,857)
Accrued liabilities	(16,997)	(6,287)
Deferred revenue	1,506	(280)
Net cash provided by (used in) operating activities	(846)	15,908
Cash flows from investing activities:
Proceeds from sales of marketable securities	—	4,550
Proceeds from maturities of marketable securities	29,263	17,173
Purchases of marketable securities	(21,221)	(13,635)
Purchases of property and equipment	(2,675)	(3,137)
Net cash provided by investing activities	5,367	4,951
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	473	165
Repurchase of common stock	—	(28,322)
Payments for dividends	(4,446)	(3,869)
Net cash used in financing activities	(3,973)	(32,026)
Net increase (decrease) in cash and cash equivalents	548	(11,167)
Cash and cash equivalents—beginning of period	67,971	78,925
Cash and cash equivalents—end of period	$68,519	$67,758

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$824	$196
Purchases of property and equipment included in accounts payable	$142	$1

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2023	2022
GAAP gross profit	$47,475	$49,833
GAAP gross margin	82.3%	79.5%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	444	428
Restructuring expense	42	—
Cyber incident remediation expense	3	—
Non-GAAP gross profit	$47,964	$50,261
Non-GAAP gross margin	83.1%	80.2%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
GAAP total operating expenses	$41,308	$41,831

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,526)	(3,253)
Restructuring expense	(1,819)	—
Cyber incident remediation expense	(1,350)	—
Non-GAAP total operating expenses	$34,613	$38,578

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2023	2022
GAAP income from operations	$6,167	$8,002
GAAP operating margin	10.7%	12.8%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,970	3,681
Restructuring expense	1,861	—
Cyber incident remediation expense	1,353	—
Non-GAAP operating income	$13,351	$11,683
Non-GAAP operating margin	23.1%	18.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
GAAP net income	$3,958	$6,349
GAAP net income margin	6.9%	10.1%

Exclude: Interest and other (income) expense, net	1,245	513
Exclude: Depreciation and amortization	2,106	1,844
Exclude: Provision for income taxes	964	1,140
EBITDA	8,273	9,846
Exclude: Stock-based compensation and related payroll tax	3,970	3,681
Exclude: Restructuring expense	1,861	—
Exclude: Cyber incident remediation expense	1,353	—
Adjusted EBITDA	$15,457	$13,527
Adjusted EBITDA margin	26.8%	21.6%